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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     January 22, 2003


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
(Issuer of the Collateral Certificate)
AND THE
MBNA CREDIT CARD MASTER NOTE TRUST
(Issuer of the MBNASeries Class A, Class B, and Class C notes)
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-
0331454
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(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
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ITEM 5.  OTHER EVENTS

On August 1, 2002, the MBNA Credit Card Master Note Trust Indenture, dated as of May 24, 2001, between MBNA Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee, was amended by the First Amendment to The MBNA Credit Card Master Note Trust Indenture, dated as of August 1, 2002.

On August 1, 2002, The MBNA Credit Card Master Note Trust Amended and Restated Trust Agreement, dated as of May 24, 2001, between MBNA America Bank, National Association, as Beneficiary and Transferor, and Wilmington Trust Company, as Owner Trustee, and acknowledged and accepted by MBNA Credit Card Master Note Trust, was amended by the Second Amendment to The MBNA Credit Card Master Note Trust Amended and Restated Trust Agreement, dated as of August 1, 2002.

The MBNASeries Class A(2002-13)notes were issued December 18, 2002. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1 First Amendment to the MBNA Credit Card Master Note Trust Indenture, dated as of August 1, 2002, by and between MBNA Credit Card Master Note Trust, as issuer, and The Bank of New York, as Indenture Trustee.
4.2 Second Amendment to The MBNA Credit Card Master Note Trust Amended and Restated Trust Agreement dated as of August 1, 2002, by and between MBNA America Bank, National Association, as Beneficiary and Transferor, and Wilmington Trust Company, as Owner Trustee, and acknowledged and accepted by MBNA Credit Card Master Note Trust .
4.3 The Class A(2002-13) Terms Document dated as of December 18, 2002, to the MBNASeries Indenture Supplement to the Indenture, dated May 24, 2001, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.


The following are filed as Exhibits to this Report under Exhibit 20:

	20.1  MBNASeries Noteholders Statement for the month ended December
31, 2002.

      20.2 MBNASeries Schedule to the Noteholders Statement for the month ended December 31, 2002.


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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     January 22, 2003

                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
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                                    Name:   Christopher Harris
                                    Title:  First Vice President